SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 4, 1998


                            LITTLE SWITZERLAND, INC.
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               (Exact name of registrant as specified in charter)


        Delaware                         0-19369                 66-0476514
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(State or other jurisdiction    (Commission file number)     (IRS employer
        of incorporation)                                    identification no.)


          161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I. 00802
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (809) 776-2010
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Item 5 - Other Events
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     Little Switzerland, Inc. (the "Company") announced on February 4, 1998 that it had entered into a definitive Agreement and Plan of Merger Agreement (the "Merger Agreement") with Destination Retail Holdings Corporation ("DRHC"), LSI Acquisition Corp. ("Sub"), Young Caribbean Jewellery Company Limited, Alliance International Holdings Limited and CEI Distributors Inc. The Merger Agreement provides that Sub will be merged with and into the Company (the "Merger"), pursuant to which the holders of the issued and outstanding shares of the common stock, par value $.01 per share, of the Company will receive $8.10 in cash per share. Donaldson, Lufkin & Jenrette, Inc. and DLJ Bridge Finance, Inc. have provided firm commitment letters to DRHC to provide the funds necessary to consummate the Merger. The consummation of the Merger, however, is subject to certain conditions, including, among others, approval by the Company's stockholders and obtaining all necessary regulatory approvals. This description of the terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     Little Switzerland's annual meeting of stockholders, previously scheduled for February 5, 1998, has been postponed pending approval of the Merger Agreement by the Company's stockholders.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

          Exhibit 2.1 -  Agreement and Plan of Merger, dated as of
                         February 4, 1998, by and among Little Switzerland, Inc., Destination Retail Holdings Corporation, LSI Acquisition Corp., Young Caribbean Jewellery Company Limited, Alliance International Holdings Limited and CEI Distributors Inc.*

          Exhibit 99.1 - Press Release of Little Switzerland, Inc.
                         and Destination Retail Holdings Corporation dated February 4, 1998.

* The Company will supply the Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.


                                        2

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LITTLE SWITZERLAND, INC.



Date: February 6, 1998                    By:  /s/ John E. Toler, Jr.
                                                ------------------------------
                                                John E. Toler, Jr.
                                                Chief Executive Officer






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                                  EXHIBIT INDEX


 Exhibit No.   Description
 -----------   -----------

Exhibit 2.1 -  Agreement and Plan of Merger, dated as of February 4, 1998, by and among Little Switzerland, Inc., Destination Retail Holdings Corporation, LSI Acquisition Corp., Young Caribbean Jewellery Company Limited, Alliance International Holdings Limited and CEI Distributors Inc.*

Exhibit 99.1 - Press Release of Little Switzerland, Inc. and Destination
               Retail Holdings Corporation dated February 4, 1998.



* The Company will supply the Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.